EXHIBIT 99

Wells Fargo and Company's financial results for the quarter ended
December 31, 2000

         Wells Fargo & Company reported net income of $1,128 million for the fourth quarter of 2000, up 9 percent over fourth quarter of 1999, on revenue growth of 12 percent. Diluted cash earnings per common share were $.75 for the fourth quarter of 2000, up 9 percent from the $.69 per share from the fourth quarter of 1999. Cash earnings are earnings before the amortization of goodwill and nonqualifying core deposit intangible. Cash return on average assets (ROA) was 2.06 percent and cash return on average common equity (ROE) was 31.85 percent for the fourth quarter of 2000.

         Wells Fargo completed its merger with First Security Corporation on October 25, 2000. The merger was accounted for under the pooling of interests method of accounting. These financial results present the results of Wells Fargo & Company as if the merger with First Security had been in effect for all periods presented.

         Diluted earnings per common share were $.65 for the fourth quarter of 2000, up 10 percent from the $.59 reported for the fourth quarter of 1999, and $2.33 for the full year of 2000, up 2 percent from $2.29 for the same period of 1999. ROA was 1.73 percent for the fourth quarter of 2000 and 1.61 percent for the full year of 2000, compared with 1.78 percent for the fourth quarter and full year of 1999. ROE was 17.16 percent for the fourth quarter of 2000 and
16.31 percent for the full year of 2000, compared with 17.66 percent and 17.55 percent for the same periods a year ago.

         Net interest income on a taxable-equivalent basis was $2,803 million in the fourth quarter of 2000, up 7 percent, compared with $2,623 million in the fourth quarter of 1999. Net interest income was $10,930 million in the full year of 2000, up 7 percent, compared with $10,185 million in the same period a year ago. The net interest margin was 5.30 percent for the fourth quarter of 2000 and
5.35 percent for the full year of 2000, compared with 5.46 percent and 5.47 percent for the same periods of 1999.

         Noninterest income was $2,611 million in the fourth quarter of 2000, up 18 percent, and $8,843 million in the full year of 2000, up 11 percent, compared with $2,207 million and $7,975 million in the same periods of 1999. The increase in noninterest income for the fourth quarter of 2000 compared with the prior year was primarily due to higher net gains on sales of securities in the securities available for sale portfolio and higher net gains on sales of mortgages, predominantly offset by lower net venture capital gains. The increase in noninterest income for the full year 2000 compared with the prior year was largely due to higher net venture capital gains, increased trust and investment fees and service charges on deposit accounts, primarily offset by net losses on sales of securities in the securities available for sale portfolio related to the restructuring of that portfolio in the first nine months of 2000 and net losses on sales of loans and securitizations associated with First Security.

         Noninterest expense was $3,218 million in the fourth quarter of 2000 and $11,830 million in the full year of 2000, compared with $2,879 million and $10,637 million in the same periods a year ago. Fourth quarter 2000 expenses included

$180 million in transition costs related to First Security and $114 million in transition and conversion costs for other acquisitions, including the Norwest/Wells Fargo merger. Transition and conversion costs for the full year 2000 totaled $643 million. Noninterest expense in the fourth quarter of 2000 also included the reversal of $58 million of the remaining severance reserve associated with the Norwest/Wells Fargo merger.

         The cash efficiency ratio was 56.1 percent for the fourth quarters of 2000 and 1999. For the full year of 2000, the cash efficiency ratio was 56.5 percent, compared with 55.2 percent for the same period a year ago. The deterioration in the efficiency ratio was due to over a billion dollars of increased Internet expenditures and the transition and conversion costs of the Norwest/Wells Fargo merger and other acquisitions.

         The effective tax rate was 38.5 percent for 2000, compared with 37.8 percent for 1999. The increase in the effective tax rate was primarily due to the third quarter 2000 accrual of deferred taxes of $36 million on undistributed earnings of a foreign subsidiary that the Company now intends to repatriate.

         The provision for loan losses was $352 million for the fourth quarter of 2000 and $294 million for fourth quarter of 1999. Net charge-offs totaled $352 million, or .90 percent of average loans (annualized), in the fourth quarter of 2000, $330 million, or .88 percent of average loans (annualized), for the third quarter of 2000 and $293 million, or .90 percent of average loans (annualized), for the fourth quarter of 1999. For the year ended December 31, 2000, the provision for loan losses was $1,329 million and net charge-offs totaled $1,219 million, or .84 percent of average loans, compared with a provision for loan losses of $1,104 million and net charge-offs of $1,115 million, or .90 percent of average loans, for the same period of 1999.

         At December 31, 2000, the allowance for loan losses of $3,719 million was 2.31 percent of total loans, compared with 2.51 percent at December 31, 1999. Total nonaccrual and restructured loans were $1,195 million at December 31, 2000, $965 million at September 30, 2000, and $728 million at December 31, 1999.

WELLS FARGO & COMPANY IS A DIVERSIFIED FINANCIAL SERVICES COMPANY WITH $272 BILLION IN ASSETS, PROVIDING BANKING, INSURANCE, INVESTMENTS, MORTGAGE AND CONSUMER FINANCE FROM ABOUT 6,000 STORES AND THE INTERNET (WELLSFARGO.COM) ACROSS NORTH AMERICA AND ELSEWHERE INTERNATIONALLY.

----------------
The following appears in accordance with the Private Securities Litigation Reform Act of 1995:

This discussion of financial results may contain forward-looking statements about the Company, including descriptions of plans or objectives of its management for future operations, products or services, and forecasts of its revenues, earnings or other measures of economic performance. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include the words "believe," "expect," "anticipate," "intend," "plan," "estimate" or words of similar meaning, or future or conditional verbs such as "will," "would," "should," "could" or "may."

Forward-looking statements, by their nature, are subject to risks and uncertainties. A number of factors--many of which are beyond the Company's control--could cause actual conditions, events or results to differ significantly from those described in the forward-looking statements. The Company's most recent annual and quarterly reports filed with the Securities and Exchange Commission, including the Company's Form 10-Q for the quarter ended September 30, 2000 and Form 10-K for the year ended December 31, 1999, as supplemented by the Company's current report on Form 8-K filed

November 30, 2000 (exhibits 99(a) and 99(b)), describe some factors, including certain credit, market, operational, liquidity and interest rate risks associated with the Company's business and operations. Other factors described in these reports include changes in business and economic conditions, competition, fiscal and monetary policies, disintermediation, legislation including the Gramm-Leach-Bliley Act of 1999, the combination of the former Norwest Corporation and the former Wells Fargo & Company, and other mergers and acquisitions.

Forward-looking statements speak only as of the date they are made. The Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.

Wells Fargo & Company and Subsidiaries
SUMMARY FINANCIAL DATA



---------------------------------------------------------------------------------------------------------------------------
                                                                    Quarter                                   Year
                                                          ended December 31,                     ended December 31,
                                                     ----------------------        %         ---------------------        %
(in millions, except per share amounts)                   2000         1999   Change            2000          1999   Change
---------------------------------------------------------------------------------------------------------------------------


FOR THE PERIOD
Net income                                            $  1,128     $  1,038        9%        $  4,026      $  4,012      --%
Net income applicable to common stock                    1,124        1,029        9            4,009         3,977       1

Earnings per common share                             $    .66     $    .60       10         $   2.36      $   2.32       2
Diluted earnings per common share                          .65          .59       10             2.33          2.29       2

Dividends declared per common share                        .24          .20       20              .90          .785      15

Average common shares outstanding                      1,710.5      1,705.1       --          1,699.5       1,714.0      (1)
Diluted average common shares outstanding              1,732.4      1,727.5       --          1,718.4       1,735.4      (1)

Profitability ratios (annualized)
   Net income to average total assets (ROA)               1.73%        1.78%      (3)            1.61%         1.78%    (10)
   Net income applicable to common stock to
     average common stockholders' equity (ROE)           17.16        17.66       (3)           16.31         17.55      (7)

Total revenue                                         $  5,405     $  4,811       12         $ 19,708      $ 18,091       9

Efficiency ratio (1)                                      59.5%        59.8%      (1)            60.0%         58.8%      2

Average loans                                         $155,860     $129,328       21         $145,577      $123,638      18
Average assets                                         259,971      231,689       12          250,188       225,099      11
Average core deposits                                  151,847      138,889        9          145,793       139,310       5

Net interest margin                                       5.30%        5.46%      (3)            5.35%         5.47%     (2)

NET INCOME AND RATIOS EXCLUDING
   GOODWILL AND NONQUALIFYING CORE DEPOSIT
   INTANGIBLE AMORTIZATION AND BALANCES
   ("CASH") (2)

Net income applicable to common stock                 $  1,291     $  1,193        8         $  4,646      $  4,551       2
Earnings per common share                                  .75          .70        7             2.73          2.66       3
Diluted earnings per common share                          .75          .69        9             2.70          2.62       3
ROA                                                       2.06%        2.14%      (4)            1.94%         2.13%     (9)
ROE                                                      31.85        32.91       (3)           30.89         32.85      (6)
Efficiency ratio                                          56.1         56.1       --             56.5          55.2       2

AT PERIOD END
Securities available for sale                         $ 38,655     $ 43,911      (12)        $ 38,655      $ 43,911     (12)
Loans                                                  161,124      133,004       21          161,124       133,004      21
Allowance for loan losses                                3,719        3,344       11            3,719         3,344      11
Goodwill                                                 9,303        8,046       16            9,303         8,046      16
Assets                                                 272,426      241,053       13          272,426       241,053      13
Core deposits                                          156,710      138,247       13          156,710       138,247      13
Common stockholders' equity                             26,221       23,600       11           26,221        23,600      11
Stockholders' equity                                    26,488       23,871       11           26,488        23,871      11

Capital ratios
   Common stockholders' equity to assets                  9.63%        9.79%      (2)            9.63%         9.79%     (2)
   Stockholders' equity to assets                         9.72         9.90       (2)            9.72          9.90      (2)
   Risk-based capital (3)
     Tier 1 capital                                       7.25         8.00       (9)            7.25          8.00      (9)
     Total capital                                       10.40        10.93       (5)           10.40         10.93      (5)
   Leverage (3)                                           6.45         6.76       (5)            6.45          6.76      (5)

Book value per common share                           $  15.29     $  13.91       10         $  15.29      $  13.91      10

Staff (active, full-time equivalent)                   108,727       98,715       10          108,727        98,715      10

COMMON STOCK PRICE
High                                                  $  56.38     $  49.94       13         $  56.38      $  49.94      13
Low                                                      39.63        38.38        3            31.00         32.13      (4)
Period end                                               55.69        40.44       38            55.69         40.44      38

---------------------------------------------------------------------------------------------------------------------------



(1) The efficiency ratio is defined as noninterest expense divided by total revenue (net interest income and noninterest income).
(2) Nonqualifying core deposit intangible (CDI) amortization and average balance excluded from these calculations are, with the exception of the efficiency and ROA ratios, net of applicable taxes. The pretax amount for the average balance of nonqualifying CDI was $1,142 million for the quarter ended December 31, 2000 and $1,182 million for the year ended December 31, 2000. The after-tax amounts for the amortization and average balance of nonqualifying CDI were $26 million and $708 million, respectively, for the quarter ended December 31, 2000 and $107 million and $733 million, respectively, for the year ended December 31, 2000. Goodwill amortization and average balance (which are not tax effected) were $141 million and $9,215 million, respectively, for the quarter ended December 31, 2000 and $530 million and $8,811 million, respectively, for the year ended December 31, 2000.
(3)  The December 31, 2000 ratios are preliminary.

Wells Fargo & Company and Subsidiaries
CONSOLIDATED STATEMENT OF INCOME


---------------------------------------------------------------------------------------------------------------------------
                                                                    Quarter                                   Year
                                                          ended December 31,                     ended December 31,
                                                      ---------------------        %          --------------------        %
(in millions, except per share amounts)                   2000         1999   Change             2000         1999   Change
---------------------------------------------------------------------------------------------------------------------------


INTEREST INCOME
Securities available for sale                         $    625     $    655       (5)%        $ 2,671     $  2,533        5%
Mortgages held for sale                                    232          201       15              849          951      (11)
Loans held for sale                                         95           93        2              418          377       11
Loans                                                    3,902        3,151       24           14,446       11,823       22
Other interest income                                       80           73       10              341          250       36
                                                      --------     --------                   -------     --------
     Total interest income                               4,934        4,173       18           18,725       15,934       18
                                                      --------     --------                   -------     --------

INTEREST EXPENSE
Deposits                                                 1,133          791       43            4,089        3,166       29
Short-term borrowings                                      448          344       30            1,758        1,127       56
Long-term debt                                             540          416       30            1,939        1,452       34
Guaranteed preferred beneficial interests
   in Company's subordinated debentures                     19           18        6               74           73        1
                                                      --------     --------                   -------      --------
     Total interest expense                              2,140        1,569       36            7,860        5,818       35
                                                      --------     --------                   -------      --------

NET INTEREST INCOME                                      2,794        2,604        7           10,865       10,116        7
Provision for loan losses                                  352          294       20            1,329        1,104       20
                                                      --------     --------                   -------      --------
Net interest income after
   provision for loan losses                             2,442        2,310        6            9,536        9,012        6
                                                      --------     --------                   -------      --------

NONINTEREST INCOME
Service charges on deposit accounts                        437          418        5            1,704        1,580        8
Trust and investment fees                                  421          358       18            1,624        1,366       19
Credit card fees                                           145          151       (4)             563          570       (1)
Other fees                                                 337          283       19            1,271        1,094       16
Mortgage banking                                           434          306       42            1,444        1,407        3
Insurance                                                  119           87       37              411          395        4
Net venture capital gains                                  203          721      (72)           1,943        1,008       93
Net gains (losses) on securities available for sale        259         (261)      --             (722)        (228)     217
Other                                                      256          144       78              605          783      (23)
                                                      --------     --------                   -------      --------
     Total noninterest income                            2,611        2,207       18            8,843        7,975       11
                                                      --------     --------                   -------      --------

NONINTEREST EXPENSE
Salaries                                                   920          867        6            3,652        3,307       10
Incentive compensation                                     222          164       35              846          643       32
Employee benefits                                          247          215       15              989          901       10
Equipment                                                  307          294        4              948          928        2
Net occupancy                                              247          200       24              953          813       17
Goodwill                                                   141          135        4              530          459       15
Core deposit intangible                                     45           51      (12)             186          206      (10)
Net losses (gains) on dispositions of premises
   and equipment                                             3          (10)      --              (58)         (16)     263
Other                                                    1,086          963       13            3,784        3,396       11
                                                      --------     --------                   -------     --------
     Total noninterest expense                           3,218        2,879       12           11,830       10,637       11
                                                      --------     --------                   -------     --------

INCOME BEFORE INCOME TAX EXPENSE                         1,835        1,638       12            6,549        6,350        3
Income tax expense                                         707          600       18            2,523        2,338        8
                                                      --------     --------                   -------     --------

NET INCOME                                            $  1,128     $  1,038        9%         $ 4,026     $  4,012       --%
                                                      ========     ========                   =======     ========

NET INCOME APPLICABLE TO
   COMMON STOCK                                       $  1,124     $  1,029        9%         $ 4,009     $  3,977        1%
                                                      ========     ========                   =======     ========

EARNINGS PER COMMON SHARE                             $    .66     $    .60       10%         $  2.36     $   2.32        2%
                                                      ========     ========                   =======     ========

DILUTED EARNINGS PER COMMON SHARE                     $    .65     $    .59       10%         $  2.33     $   2.29        2%
                                                      ========     ========                   =======     ========

DIVIDENDS DECLARED PER COMMON SHARE                   $    .24     $    .20       20%         $   .90     $   .785       15%
                                                      ========     ========                   =======     ========

Average common shares outstanding                      1,710.5      1,705.1       --%         1,699.5      1,714.0       (1)%
                                                      ========     ========                   =======     ========

Diluted average common shares outstanding              1,732.4      1,727.5       --%         1,718.4      1,735.4       (1)%
                                                      ========     ========                   =======     ========

---------------------------------------------------------------------------------------------------------------------------



                                                           -6-
Wells Fargo & Company and Subsidiaries
CONSOLIDATED BALANCE SHEET


---------------------------------------------------------------------------------------------------------------------------

                                                                                              December 31,
                                                                            -----------------------------                 %
(in millions, except shares)                                                    2000                 1999            Change
---------------------------------------------------------------------------------------------------------------------------


ASSETS
Cash and due from banks                                                     $ 16,978             $ 14,118                20%
Federal funds sold and securities
   purchased under resale agreements                                           1,598                1,722                (7)
Securities available for sale                                                 38,655               43,911               (12)
Mortgages held for sale                                                       11,812               12,678                (7)
Loans held for sale                                                            4,539                5,043               (10)

Loans                                                                        161,124              133,004                21
Allowance for loan losses                                                      3,719                3,344                11
                                                                            --------             --------
     Net loans                                                               157,405              129,660                21
                                                                            --------             --------

Mortgage servicing rights                                                      5,609                4,652                21
Premises and equipment, net                                                    3,415                3,372                 1
Core deposit intangible                                                        1,183                1,299                (9)
Goodwill                                                                       9,303                8,046                16
Interest receivable and other assets                                          21,929               16,552                32
                                                                            --------             --------

     Total assets                                                           $272,426             $241,053                13%
                                                                            ========             ========              ====

LIABILITIES
Noninterest-bearing deposits                                                $ 55,096             $ 45,520                21%
Interest-bearing deposits                                                    114,463              100,398                14
                                                                            --------             --------
     Total deposits                                                          169,559              145,918                16
Short-term borrowings                                                         28,989               31,727                (9)
Accrued expenses and other liabilities                                        14,409               11,736                23
Long-term debt                                                                32,046               26,866                19
Guaranteed preferred beneficial interests
   in Company's subordinated debentures                                          935                  935                --

STOCKHOLDERS' EQUITY
Preferred stock                                                                  385                  344                12
Unearned ESOP shares                                                            (118)                 (73)               62
                                                                            --------             --------
     Total preferred stock                                                       267                  271                (1)
Common stock - $1-2/3 par value,
   authorized 4,000,000,000 shares;
   issued 1,736,381,025 shares and 1,736,259,632 shares                        2,894                2,894                --
Additional paid-in capital                                                     9,337                9,213                 1
Retained earnings                                                             14,541               12,565                16
Cumulative other comprehensive income                                            524                  760               (31)
Note receivable from ESOP                                                         --                   (1)             (100)
Treasury stock - 21,735,182 shares and 39,840,269 shares                      (1,075)              (1,831)              (41)
                                                                            --------             --------
   Total stockholders' equity                                                 26,488               23,871                11
                                                                            --------             --------
     Total liabilities and stockholders' equity                             $272,426             $241,053                13%
                                                                            ========             ========              ====

---------------------------------------------------------------------------------------------------------------------------


Wells Fargo & Company and Subsidiaries
CONDENSED CONSOLIDATED STATEMENT OF
CHANGES IN STOCKHOLDERS' EQUITY


------------------------------------------------------------------------------------------------------------------
                                                                                            Year ended December 31,
                                                                                       ---------------------------
(in millions)                                                                               2000              1999
------------------------------------------------------------------------------------------------------------------


BALANCE, BEGINNING OF PERIOD                                                             $23,871           $22,332
Net income                                                                                 4,026             4,012
Other comprehensive income (loss), net of tax:
    Change in foreign currency translation adjustments                                        (2)                4
    Change in investment securities valuation allowance                                     (234)              263
Common stock issued                                                                          554               632
Common stock issued for acquisitions                                                       2,937               326
Common stock repurchased                                                                  (3,238)           (2,141)
Stock plan modification                                                                       48                --
Preferred stock repurchased                                                                   (1)               --
Preferred stock redeemed                                                                      --              (191)
Preferred stock released to ESOP                                                             128                86
Preferred stock dividends                                                                    (17)              (35)
Common stock dividends                                                                    (1,569)           (1,401)
Cash payments received on notes receivable from ESOP                                           1                 2
Change in Rabbi trust assets (classified as treasury stock)                                  (16)              (18)
                                                                                         -------           -------
BALANCE, END OF PERIOD                                                                   $26,488           $23,871
                                                                                         =======           =======

-------------------------------------------------------------------------------------------------------------------




LOANS


-------------------------------------------------------------------------------------------------------------------
                                                                                                       December 31,
                                                                                      ----------------------------
(in millions)                                                                               2000              1999
-------------------------------------------------------------------------------------------------------------------


Commercial                                                                              $ 50,518          $ 41,671
Real estate 1-4 family first mortgage                                                     18,464            13,506
Other real estate mortgage                                                                23,972            20,899
Real estate construction                                                                   7,715             6,067
Consumer:
    Real estate 1-4 family junior lien mortgage                                           18,218            12,949
    Credit card                                                                            6,616             5,805
    Other revolving credit and monthly payment                                            23,974            20,617
                                                                                        --------          --------
      Total consumer                                                                      48,808            39,371
Lease financing                                                                           10,023             9,890
Foreign                                                                                    1,624             1,600
                                                                                        --------          --------

      Total loans (net of unearned discount)                                            $161,124          $133,004
                                                                                        ========          ========

-------------------------------------------------------------------------------------------------------------------


Wells Fargo & Company and Subsidiaries
CHANGES IN THE ALLOWANCE FOR LOAN LOSSES



---------------------------------------------------------------------------------------------------------------------------
                                                                                   Quarter ended                 Year ended
                                                               ----------------------------------      --------------------
                                                                DEC. 31,    Sept. 30,     Dec. 31,     DEC. 31,     Dec. 31,
(in millions)                                                      2000         2000         1999         2000         1999
---------------------------------------------------------------------------------------------------------------------------


BALANCE, BEGINNING OF PERIOD                                     $3,665       $3,519       $3,341       $3,344       $3,307

Allowance related to business combinations, net                      54           51            2          265           48

Provision for loan losses                                           352          425          294        1,329        1,104

Loan charge-offs:
   Commercial                                                      (115)        (117)        (100)        (429)        (395)
   Real estate 1-4 family first mortgage                             (4)          (4)          (3)         (16)         (14)
   Other real estate mortgage                                        (6)         (10)          (8)         (32)         (28)
   Real estate construction                                          (1)          (3)          (1)          (8)          (2)
   Consumer:
     Real estate 1-4 family junior lien mortgage                    (11)          (6)         (11)         (34)         (33)
     Credit card                                                   (103)         (90)         (92)        (367)        (403)
     Other revolving credit and monthly payment                    (167)        (168)        (173)        (623)        (585)
                                                                 ------       ------       ------       ------       ------
       Total consumer                                              (281)        (264)        (276)      (1,024)      (1,021)
   Lease financing                                                  (21)          (9)          (8)         (52)         (38)
   Foreign                                                          (21)         (20)         (21)         (86)         (90)
                                                                 ------       ------       ------       ------       ------
         Total loan charge-offs                                    (449)        (427)        (417)      (1,647)      (1,588)
                                                                 ------       ------       ------       ------       ------

Loan recoveries:
   Commercial                                                        27           18           26           98           90
   Real estate 1-4 family first mortgage                              1            1           --            4            6
   Other real estate mortgage                                         3            3            4           13           38
   Real estate construction                                           1            1            1            4            5
   Consumer:
     Real estate 1-4 family junior lien mortgage                      4            2            5           14           15
     Credit card                                                     10            9           11           39           49
     Other revolving credit and monthly payment                      43           54           70          213          243
                                                                 ------       ------       ------       ------       ------
       Total consumer                                                57           65           86          266          307
   Lease financing                                                    4            3            3           13           12
   Foreign                                                            4            6            4           30           15
                                                                 ------       ------       ------       ------       ------
         Total loan recoveries                                       97           97          124          428          473
                                                                 ------       ------       ------       ------       ------
           Total net loan charge-offs                              (352)        (330)        (293)      (1,219)      (1,115)
                                                                 ------       ------       ------       ------       ------

BALANCE, END OF PERIOD                                           $3,719       $3,665       $3,344       $3,719       $3,344
                                                                 ======       ======       ======       ======       ======

Total net loan charge-offs as a percentage
   of average total loans (annualized)                              .90%         .88%         .90%         .84%         .90%
                                                                 ======       ======       ======       ======       ======

Allowance as a percentage of total loans                           2.31%        2.38%        2.51%        2.31%        2.51%
                                                                 ======       ======       ======       ======       ======

---------------------------------------------------------------------------------------------------------------------------


Wells Fargo & Company and Subsidiaries
NONACCRUAL AND RESTRUCTURED LOANS AND OTHER ASSETS


-------------------------------------------------------------------------------------------------------------------
                                                                                        DEC. 31,            Dec. 31,
(in millions)                                                                              2000                1999
-------------------------------------------------------------------------------------------------------------------


Nonaccrual loans:
    Commercial                                                                          $   739               $ 374
    Real estate 1-4 family first mortgage                                                   127                 144
    Other real estate mortgage                                                              113                 118
    Real estate construction                                                                 57                  11
    Consumer:
      Real estate 1-4 family junior lien mortgage                                            23                  17
      Other revolving credit and monthly payment                                             36                  27
                                                                                         ------               -----
        Total consumer                                                                       59                  44
    Lease financing                                                                          92                  24
    Foreign                                                                                   7                   9
                                                                                         ------               -----
      Total nonaccrual loans                                                              1,194                 724
Restructured loans                                                                            1                   4
                                                                                         ------               -----
Nonaccrual and restructured loans                                                         1,195                 728
As a percentage of total loans                                                               .7%                 .5%

Foreclosed assets                                                                           128                 161
Real estate investments (1)                                                                  27                  33
                                                                                         ------               -----

Total nonaccrual and restructured loans
    and other assets                                                                    $ 1,350               $ 922
                                                                                        =======               =====

-------------------------------------------------------------------------------------------------------------------



(1) Represents the amount of real estate investments (contingent interest loans accounted for as investments) that would be classified as nonaccrual if such assets were recorded as loans. Real estate investments totaled $56 million and $89 million at December 31, 2000 and December 31, 1999, respectively.

Wells Fargo & Company and Subsidiaries
NONINTEREST INCOME


---------------------------------------------------------------------------------------------------------------------------

                                                  Quarter ended December 31,                 Year ended December 31,
                                                 --------------------------        %          ----------------------      %
(in millions)                                             2000         1999   Change             2000          1999  Change
---------------------------------------------------------------------------------------------------------------------------


Service charges on deposit accounts                     $  437       $  418        5%          $1,704        $1,580       8%
Trust and investment fees:
  Asset management and custody fees                        196          190        3              735           784      (6)
  Mutual fund and annuity sales fees                       200          146       37              763           472      62
  All other                                                 25           22       14              126           110      15
                                                        ------       ------                    ------        ------
   Total trust and investment fees                         421          358       18            1,624         1,366      19
Credit card fees                                           145          151       (4)             563           570      (1)
Other fees:
  Cash network fees                                         69           77      (10)             303           285       6
  Charges and fees on loans                                 95           73       30              347           314      11
  All other                                                173          133       30              621           495      25
                                                        ------       ------                    ------        ------
   Total other fees                                        337          283       19            1,271         1,094      16
Mortgage banking:
  Origination and other closing fees                        92           57       61              350           406     (14)
  Servicing fees, net of amortization                      165          181       (9)             665           404      65
  Net gains on sales of mortgage servicing rights           61           35       74              159           193     (18)
  Net gains (losses) on sales of mortgages                  54          (25)      --               38           117     (68)
  All other                                                 62           58        7              232           287     (19)
                                                        ------       ------                    ------        ------
   Total mortgage banking                                  434          306       42            1,444         1,407       3
Insurance                                                  119           87       37              411           395       4
Net venture capital gains                                  203          721      (72)           1,943         1,008      93
Net gains (losses) on securities available for sale        259         (261)      --             (722)         (228)    217
Income from equity investments accounted for by the:
   Cost method                                              26           39      (33)             170           138      23
   Equity method                                             6           26      (77)              94            81      16
Net gains (losses) on sales of loans                        15            7      114             (134)           68      --
Net gains on dispositions of operations                     15            6      150               23           107     (79)
All other                                                  194           66      194              452           389      16
                                                        ------       ------                    ------        ------

     Total                                              $2,611       $2,207       18%          $8,843        $7,975      11%
                                                        ======       ======     ====           ======        ======     ===

---------------------------------------------------------------------------------------------------------------------------




NONINTEREST EXPENSE


---------------------------------------------------------------------------------------------------------------------------
                                                  Quarter ended December 31,                 Year ended December 31,
                                                  -------------------------        %         ----------------------       %
(in millions)                                             2000         1999   Change             2000          1999  Change
---------------------------------------------------------------------------------------------------------------------------


Salaries                                                $  920       $  867        6%         $ 3,652      $  3,307      10%
Incentive compensation                                     222          164       35              846           643      32
Employee benefits                                          247          215       15              989           901      10
Equipment                                                  307          294        4              948           928       2
Net occupancy                                              247          200       24              953           813      17
Goodwill                                                   141          135        4              530           459      15
Core deposit intangible:
  Nonqualifying (1)                                         42           46       (9)             173           186      (7)
  Qualifying                                                 3            5      (40)              13            20     (35)
Net losses (gains) on dispositions of premises
  and equipment                                              3          (10)      --              (58)          (16)    263
Contract services                                          172          147       17              536           473      13
Outside professional services                              150          132       14              447           381      17
Outside data processing                                     97           83       17              343           312      10
Advertising and promotion                                   93           80       16              316           251      26
Telecommunications                                          80           76        5              303           286       6
Travel and entertainment                                    88           79       11              287           262      10
Postage                                                     66           57       16              252           239       5
Stationery and supplies                                     64           53       21              223           191      17
Insurance                                                   30           24       25              157           152       3
Operating losses                                            57           53        8              179           150      19
Security                                                    26           25        4               98            95       3
All other                                                  163          154        6              643           604       6
                                                        ------       ------                   -------       -------

     Total                                              $3,218       $2,879       12%         $11,830       $10,637      11%
                                                        ======       ======      ===          =======       =======     ===

---------------------------------------------------------------------------------------------------------------------------



(1) Represents amortization of core deposit intangible acquired after February 1992 that is subtracted from stockholders' equity in computing regulatory capital for bank holding companies.


Wells Fargo & Company and Subsidiaries
AVERAGE BALANCES, YIELDS AND RATES PAID (TAXABLE-EQUIVALENT BASIS) (1)(2)

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                        Quarter ended December 31,
                                                               ------------------------------------------------------------------
                                                                                        2000                                 1999
                                                               -----------------------------       ------------------------------
                                                                                    INTEREST                             Interest
                                                               AVERAGE    YIELDS/     INCOME/      Average     Yields/     income/
(in millions)                                                  BALANCE     RATES     EXPENSE       balance       rates    expense
---------------------------------------------------------------------------------------------------------------------------------


EARNING ASSETS
Federal funds sold and securities purchased
    under resale agreements                                    $  2,128     5.48%     $   29       $ 2,162        5.06%       $27
Debt securities available for sale (3):
 Securities of U.S. Treasury and federal agencies                 2,808     6.60          46         6,070        5.55         90
 Securities of U.S. states and political subdivisions             1,984     7.31          36         2,106        8.09         43
 Mortgage-backed securities:
    Federal agencies                                             24,981     7.35         454        23,706        6.82        412
    Private collateralized mortgage obligations                   1,333    10.01          34         3,595        6.86         64
                                                               --------                -----       -------                  -----
      Total mortgage-backed securities                           26,314     7.48         488        27,301        6.82        476
 Other debt securities (4)                                        4,205     8.00          65         4,588        7.62         62
                                                               --------                -----       -------                  -----
        Total debt securities available for sale (4)             35,311     7.45         635        40,065        6.76        671
Mortgages held for sale (3)                                      11,895     7.74         232        11,132        7.12        202
Loans held for sale (3)                                           4,410     8.59          95         4,844        7.62         93
Loans:
 Commercial                                                      48,576     9.48       1,157        40,420        8.92        909
 Real estate 1-4 family first mortgage                           18,293     7.97         365        13,467        7.89        266
 Other real estate mortgage                                      23,597     8.86         525        19,895        8.59        430
 Real estate construction                                         7,576    10.01         191         5,945        9.53        143
 Consumer:
    Real estate 1-4 family junior lien mortgage                  17,510    10.67         468        12,579       10.11        319
    Credit card                                                   6,160    15.14         233         5,603       13.66        191
    Other revolving credit and monthly payment                   22,576    12.25         692        20,327       12.23        623
                                                               --------                -----       -------                  -----
      Total consumer                                             46,246    12.04       1,393        38,509       11.75      1,133
 Lease financing                                                  9,984     7.46         186         9,520        7.98        190
 Foreign                                                          1,588    21.18          84         1,572       20.87         83
                                                               --------                -----       -------                  -----
          Total loans (5)                                       155,860     9.98       3,901       129,328        9.71      3,154
 Other                                                            3,049     6.64          51         4,085        4.43         45
                                                               --------               ------      --------                  -----
        Total earning assets                                   $212,653     9.33       4,943      $191,616        8.72      4,192
                                                               ========               ------      ========                  -----

FUNDING SOURCES
Deposits:
 Interest-bearing checking                                     $  3,664     2.24          21      $  3,062        1.13          9
 Market rate and other savings                                   65,404     3.02         497        61,399        2.27        351
 Savings certificates                                            30,923     5.66         440        29,020        4.84        354
 Other time deposits                                              4,932     5.98          73         3,833        4.98         48
 Deposits in foreign offices                                      6,327     6.38         102         2,244        5.12         29
                                                               --------               ------      --------                  -----
      Total interest-bearing deposits                           111,250     4.05       1,133        99,558        3.15        791
Short-term borrowings                                            27,253     6.54         448        24,930        5.48        344
Long-term debt                                                   31,336     6.88         540        27,233        6.11        416
Guaranteed preferred beneficial interests in Company's
 subordinated debentures                                            935     7.97          19           935        7.83         18
                                                               --------               ------      --------                  -----
        Total interest-bearing liabilities                      170,774     4.99       2,140       152,656        4.09      1,569
Portion of noninterest-bearing funding sources                   41,879       --          --        38,960          --         --
                                                               --------               ------      --------                  -----
        Total funding sources                                  $212,653     4.03       2,140      $191,616        3.26      1,569
                                                               ========               ------      ========                  -----
NET INTEREST MARGIN AND NET INTEREST INCOME ON
    A TAXABLE-EQUIVALENT BASIS (6)                                          5.30%     $2,803                      5.46%    $2,623
                                                                            ====      ======                     =====     ======


NONINTEREST-EARNING ASSETS
Cash and due from banks                                        $ 13,758                           $ 13,075
Goodwill                                                          9,215                              7,953
Other                                                            24,345                             19,045
                                                               -------                            --------
          Total noninterest-earning assets                     $ 47,318                           $ 40,073
                                                               ========                           ========


NONINTEREST-BEARING FUNDING SOURCES
Deposits                                                       $ 51,856                           $ 45,408
Other liabilities                                                11,028                             10,050
Preferred stockholders' equity                                      266                                461
Common stockholders' equity                                      26,047                             23,114
Noninterest-bearing funding sources used to
fund earning assets                                             (41,879)                           (38,960)
                                                                -------                           --------
          Net noninterest-bearing funding sources              $ 47,318                           $ 40,073
                                                               ========                           ========

TOTAL ASSETS                                                   $259,971                           $231,689
                                                               ========                           ========

----------------------------------------------------------------------------------------------------------------------------------



(1) The average prime rate of the Company was 9.50 % and 8.37% for the quarters ended December 31, 2000 and 1999, respectively. The average three-month London Interbank Offered Rate (LIBOR) was 6.69% and 6.14% for the same quarters, respectively.
(2) Interest rates and amounts include the effects of hedge and risk management activities associated with the respective asset and liability categories.
(3) Yields are based on amortized cost balances computed on a settlement date basis.
(4) Includes certain preferred securities.
(5) Nonaccrual loans and related income are included in their respective loan categories.
(6) Includes taxable-equivalent adjustments that primarily relate to income on certain loans and securities that is exempt from federal and applicable state income taxes. The federal statutory tax rate was 35% for all periods presented.

                                                           -12-


Wells Fargo & Company and Subsidiaries
AVERAGE BALANCES, YIELDS AND RATES PAID (TAXABLE-EQUIVALENT BASIS) (1)(2)

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                          Year ended December 31,
                                                              ------------------------------------------------------------------
                                                                                       2000                                 1999
                                                              -----------------------------       ------------------------------
                                                                                   INTEREST                             Interest
                                                              AVERAGE    YIELDS/     INCOME/      Average     Yields/     income/
(in millions)                                                 BALANCE     RATES     EXPENSE       balance       rates    expense
--------------------------------------------------------------------------------------------------------------------------------


EARNING ASSETS
Federal funds sold and securities purchased
    under resale agreements                                   $ 2,370      6.01%     $  143      $  1,673        5.11%       $86
Debt securities available for sale (3):
  Securities of U.S. Treasury and federal agencies              3,322      6.16         210         6,124        5.51        348
  Securities of U.S. states and political subdivisions          2,080      7.74         162         2,119        8.12        168
  Mortgage-backed securities:
    Federal agencies                                           26,054      7.22       1,903        23,542        6.77      1,599
    Private collateralized mortgage obligations                 2,379      7.61         187         3,945        6.77        270
                                                              -------               -------      --------                -------
      Total mortgage-backed securities                         28,433      7.25       2,090        27,487        6.77      1,869
  Other debt securities (4)                                     5,049      7.93         261         3,519        7.49        209
                                                              -------               -------      --------                -------
        Total debt securities available for sale (4)           38,884      7.24       2,723        39,249        6.69      2,594
Mortgages held for sale (3)                                    10,725      7.85         849        13,559        6.96        951
Loans held for sale (3)                                         4,915      8.50         418         5,154        7.31        377
Loans:
 Commercial                                                    45,352      9.40       4,263        38,932        8.66      3,370
 Real estate 1-4 family first mortgage                         16,356      7.95       1,300        13,315        7.78      1,036
 Other real estate mortgage                                    22,509      8.99       2,023        18,822        8.74      1,645
 Real estate construction                                       6,934     10.02         695         5,260        9.56        503
 Consumer:
    Real estate 1-4 family junior lien mortgage                15,292     10.43       1,595        11,656        9.96      1,161
    Credit card                                                 5,867     14.58         856         5,686       13.77        783
    Other revolving credit and monthly payment                 21,824     12.06       2,631        19,561       11.88      2,324
                                                              -------               -------      --------                -------
      Total consumer                                           42,983     11.82       5,082        36,903       11.57      4,268
 Lease financing                                                9,822      7.66         752         8,852        7.81        691
 Foreign                                                        1,621     21.15         343         1,554       20.65        321
                                                              -------               -------      --------                -------
          Total loans (5)                                     145,577      9.93      14,458       123,638        9.57     11,834
 Other                                                          3,206      6.21         199         3,252        5.01        162
                                                              -------               -------      --------                -------
        Total earning assets                                 $205,677      9.19      18,790      $186,525        8.60     16,004
                                                             ========               -------      ========                 ------

FUNDING SOURCES
Deposits:
 Interest-bearing checking                                    $ 3,424      1.88          64      $  3,120         .99         31
 Market rate and other savings                                 63,577      2.81       1,786        60,901        2.30      1,399
 Savings certificates                                          30,101      5.37       1,616        30,088        4.86      1,462
 Other time deposits                                            4,438      5.69         253         3,957        4.94        196
 Deposits in foreign offices                                    5,950      6.22         370         1,658        4.76         79
                                                              -------               -------       -------                -------
      Total interest-bearing deposits                         107,490      3.80       4,089        99,724        3.17      3,167
Short-term borrowings                                          28,222      6.23       1,758        22,559        5.00      1,127
Long-term debt                                                 29,000      6.69       1,939        24,646        5.90      1,453
Guaranteed preferred beneficial interests in Company's
 subordinated debentures                                          935      7.92          74           935        7.73         72
                                                              -------               -------       -------                -------
        Total interest-bearing liabilities                    165,647      4.75       7,860       147,864        3.94      5,819
Portion of noninterest-bearing funding sources                 40,030        --          --        38,661          --         --
                                                             --------               -------      --------                -------
        Total funding sources                                $205,677      3.84       7,860      $186,525       3.13       5,819
                                                             ========               -------      ========                -------
NET INTEREST MARGIN AND NET INTEREST INCOME ON

    A TAXABLE-EQUIVALENT BASIS (6)                                         5.35%    $10,930                     5.47%    $10,185
                                                                           ====     =======                    =====     =======

NONINTEREST-EARNING ASSETS
Cash and due from banks                                      $ 13,103                            $ 12,252
Goodwill                                                        8,811                               7,983
Other                                                          22,597                              18,339
                                                             --------                            --------
          Total noninterest-earning assets                   $ 44,511                            $ 38,574
                                                             ========                            ========


NONINTEREST-BEARING FUNDING SOURCES
Deposits                                                     $ 48,691                            $ 45,201
Other liabilities                                              11,000                               8,909
Preferred stockholders' equity                                    266                                 461
Common stockholders' equity                                    24,584                              22,664
Noninterest-bearing funding sources used to
 fund earning assets                                          (40,030)                            (38,661)
                                                             --------                            --------
          Net noninterest-bearing funding sources            $ 44,511                            $ 38,574
                                                             ========                            ========

TOTAL ASSETS                                                 $250,188                            $225,099
                                                             ========                            ========

-----------------------------------------------------------------------------------------------------------------------------



(1) The average prime rate of the Company was 9.24% and 8.00% for the years ended December 31, 2000 and 1999, respectively. The average three-month London Interbank Offered Rate (LIBOR) was 6.52% and 5.42% for the same periods, respectively.
(2) Interest rates and amounts include the effects of hedge and risk management activities associated with the respective asset and liability categories.
(3) Yields are based on amortized cost balances computed on a settlement date basis.
(4) Includes certain preferred securities.
(5) Nonaccrual loans and related income are included in their respective loan categories.
(6) Includes taxable-equivalent adjustments that primarily relate to income on certain loans and securities that is exempt from federal and applicable state income taxes. The federal statutory tax rate was 35% for all periods presented.